SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 15, 2003

TEXAS INSTRUMENTS INCORPORATED

(Exact name of Registrant as specified in charter)

DELAWARE	001-03761	750289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD

P.O. BOX 660199

DALLAS, TEXAS 75266-0199

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

ITEM 7. Exhibits

Designation of Exhibit in this Report	Description of Exhibit

99	Registrant’s Earnings Release Dated April 15, 2003

ITEM 9. Regulation FD Disclosure (ITEM 12. Results of Operations and Financial Condition)

The Registrant’s earnings release dated April 15, 2003, regarding its first quarter 2003 results of operations and financial condition attached hereto as Exhibit 99 is incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements, as set forth in Release No. 33-8216.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

—	Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets such as telecommunications and computers;

—	TI’s ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

—	TI’s ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

—	TI’s ability to compete in products and prices in an intensely competitive industry;

—	TI’s ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

—	Consolidation of TI’s patent licensees and market conditions reducing royalty payments to TI;

—	Timely completion and successful integration of announced acquisitions;

—	Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in the transportation networks and fluctuations in foreign currency exchange rates;

2

—	Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

—	Availability of raw materials and critical manufacturing equipment;

—	TI’s ability to recruit and retain skilled personnel;

—	Fluctuations in the market value of TI’s investments and in interest rates; and

—	Timely implementation of new manufacturing technologies and installation of manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading “Cautionary Statements Regarding Future Results of Operations” in Item 1 of TI’s most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: April 15, 2003	By:	/s/ WILLIAM A. AYLESWORTH
William A. Aylesworth Senior Vice President and Chief Financial Officer

3